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                                                                   Exhibit 23.06

                       CONSENT OF MISSOURI LEGAL COUNSEL

     We hereby consent to the reference to our firm in this Registration Statement on Form S-4 under the heading "Recent Developments -- Pending Transaction with Station Casinos, Inc. -- Station Litigation" and to the advice attributed to us in that section.



Dated: May 1, 1998                                    THOMPSON COBURN